THIRD AMENDMENT TO
                     FORBEARANCE AGREEMENT

This THIRD AMENDMENT TO FORBEARANCE AGREEMENT ("Third Amendment"), dated as of August 27th, 2007, is entered into by and among MOVIE GALLERY, INC., a Delaware corporation ("Borrower"), the Lenders party hereto, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Lender and in its capacity as Administrative Agent for the Lenders ("Administrative Agent") and WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"), as Lender and in its capacity as Collateral Agent for the Secured Parties ("Collateral Agent").

RECITALS:
WHEREAS, the Borrower, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent, GSCP as Syndication Agent, the Collateral Agent, and Wachovia as Documentation Agent have entered into that certain First Lien Credit and Guaranty Agreement, dated as of March 8, 2007 (as has been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Requisite Lenders have entered into that certain Forbearance Agreement, dated as of July 20, 2007 (the
"Forbearance Agreement");

WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Requisite Lenders have entered into that certain First Amendment to Forbearance Agreement, dated as of July 27, 2007 (the "First Amendment"), and that certain Second Amendment to Forbearance Agreement dated as of August 14, 2007 (the "Second Amendment") (the Forbearance Agreement together with and as amended by the First Amendment and the Second Amendment, the "Amended Forbearance Agreement");

WHEREAS, pursuant to Section 5(d) of the Forbearance Agreement, Borrower and the Guarantors have requested that the Administrative Agent and the Requisite Lenders further amend the Amended Forbearance Agreement to extend the Forbearance Period until September 30, 2007; and

WHEREAS, Administrative Agent and the Requisite Lenders are willing to extend the Forbearance Period upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreements contained in the Amended Forbearance Agreement, the Credit Agreement, the other Credit Documents and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Definitions.

Unless otherwise defined above or elsewhere in this Third Amendment, capitalized terms used herein shall have the meanings ascribed to them in the Amended Forbearance Agreement or the Credit Agreement, as applicable.

SECTION 2.  Amendments to Credit Agreement and Amended Forbearance
Agreement.

Subject to the receipt of the signatures from the Administrative
Agent, Collateral Agent, Requisite Lenders, Borrower and the
Guarantors, the Credit Agreement and the Amended Forbearance
Agreement, as applicable, is hereby amended as of the Effective Date as follows:

(a) Section 2.9(a)(i) of the Credit Agreement (as previously amended pursuant to Section 3(b) of the Forbearance Agreement) is hereby amended by replacing the phrase "plus 1.0% per annum" at the end of each of subclauses (1) and (2) thereof with the phrase "plus 1.25% per annum".

(b) Section 2.9(a)(ii) of the Credit Agreement (as previously amended pursuant to Section 3(c) of the Forbearance Agreement) is hereby amended by replacing the phrase "plus 1.0% per annum" at the end thereof with the phrase "plus 1.25% per annum".

(c) Section 2.9(a)(iii) of the Credit Agreement (as previously amended pursuant to Section 3(d) of the Forbearance
Agreement) is hereby amended by replacing the phrase "plus 2.0% per annum" at the end of each of subclauses (1) and (2) thereof with the phrase "plus 2.25% per annum".

(d) Section 2.12(b)(i) of the Credit Agreement (as previously amended pursuant to Section 3(e) of the Forbearance Agreement) is hereby amended by replacing the phrase "plus 2.0% per annum" immediately following the words "plus 3.50% per annum" with the phrase "plus 2.25% per annum".

(e)  The definition of "Forbearance Period" contained in
Section 1(b) of the Forbearance Agreement, as previously amended by the Second Amendment, is hereby amended to replace the date "August 27, 2007" in clause (ii) thereof with the date "September 30, 2007".

(f)  The definition of "Forbearance Default" contained in
Section 1(c) of the Forbearance Agreement is hereby amended by (x) deleting the word "or" immediately before clause (iv) thereof, and (y) adding new clauses (v) and (vi) to the end thereof, as follows:
"(v) the failure of Borrower and the Guarantors to provide to the Administrative Agent and the Financial Advisor (each of whom may provide copies to any Private Side Lender) on or before September 6, 2007 a timetable for the store rationalization process to be undertaken by Borrower and the Guarantors, or (vi) the failure of Borrower and the Guarantors on or before September 6, 2007 to obtain either (A) an amendment of, waiver under or forbearance with respect to (1) the cross-default that would otherwise occur on August 30, 2007 as a result of their covenant default under the First Lien Credit Agreement and (2) the interest payment due on September 7, 2007 under the Second Lien Credit Agreement, satisfactory in form and substance to the Requisite Lenders, or (B) an amendment of, waiver under or forbearance with respect to any cross-default under the Senior Note Indenture, satisfactory in form and substance to the Requisite Lenders.

(g) The Forbearance Agreement, as previously amended by the Second Amendment, is hereby amended in Section 6, subsection (n), by deleting from the end of subsection (n) the words "month of August 2007" and adding in their place the words "months of August and September 2007".

(h) The Forbearance Agreement, as previously amended by the Second Amendment, is hereby amended by adding a new subsection (q) at the end of Section 6 thereof, as follows:

"(q) Capital Expenditures. Capital expenditures made by Borrower and the Guarantors shall not exceed $1.2 million for the month of September 2007.

(i)	The Forbearance Agreement, as previously amended by the
Second Amendment, is hereby amended by adding a new subsection (r) at the end of Section 6 thereof, as follows:

"(r) September Deliverables. Unless on or before September 13, 2007, Borrower and Guarantors deliver to the Administrative Agent (x) a proposed term sheet for a 9-month working capital financing facility for periods after October 1, 2007 for Borrower and the Guarantors and
(y) a proposed term sheet for the recapitalization of Borrower and the Guarantors, the Credit Agreement is hereby amended effective as of August 27, 2007, without any further action on the part of Borrower, the Guarantors, the Requisite Lenders or the Administrative Agent, as follows:

(i) Section 2.9(a)(i) of the Credit Agreement (as previously amended pursuant to Section 3(b) of the Forbearance Agreement and Section 2(a) of this Third Amendment) is hereby amended by replacing the phrase "plus 1.25% per annum" at the end of each of subclauses (1) and (2) thereof with the phrase "plus 2.0% per annum";

(ii) Section 2.9(a)(ii) of the Credit Agreement (as previously amended pursuant to Section 3(c) of the Forbearance Agreement and
Section 2(b of this Third Amendment) is hereby amended by replacing the phrase "plus 1.25% per annum" at the end thereof with the phrase "plus 2.0% per annum";

(iii) Section 2.9(a)(iii) of the Credit Agreement (as previously amended pursuant to Section 3(d) of the Forbearance Agreement and
Section 2(c) of this Third Amendment) is hereby amended by replacing the phrase "plus 2.25% per annum" at the end of each of subclauses (1) and (2) thereof with the phrase "plus 3.0% per annum"; and

(iv) Section 2.12(b)(i) of the Credit Agreement (as previously amended pursuant to Section 3(e) of the Forbearance Agreement and
Section 2(d) of this Third Amendment) is hereby amended by replacing the phrase "plus 2.25% per annum" immediately following the words "plus 3.50% per annum" with the phrase "plus 3.0% per annum"."

(j) For the avoidance of doubt, the "Collateral Account" referred to in Section 6(p) of the Amended Forbearance Agreement shall mean the account described as:

Wachovia Bank, National Association
Charlotte, North Carolina
ABA No.:  053 000 219
For credit to:  Wachovia Bank, National Association, as Collateral
Agent
Account No.:  5000000030279
Re:  Collateral Account for Movie Gallery, Inc.;

and during the Forbearance Period the proceeds of the Dothan transaction shall be deposited in such account.

SECTION 3.  Representations and Warranties of Borrower and the
Guarantors.

To induce Administrative Agent, Collateral Agent and Requisite Lenders to execute and deliver this Third Amendment, each of Borrower and the Guarantors represents and warrants that:

(a) The execution, delivery and performance by each of Borrower and the Guarantors of this Third Amendment and all documents and instruments delivered in connection herewith and the Amended Forbearance Agreement, the Credit Agreement and all other Credit Documents have been duly authorized by Borrower's and each Guarantor's respective board of directors (or similar governing body), and this Third Amendment and all documents and instruments delivered in connection herewith, the Amended Forbearance Agreement and the Credit Agreement and all other Credit Documents are legal, valid and binding obligations of Borrower and the Guarantors enforceable against such parties in accordance with their respective terms, except as may be limited by (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) Except as a result of the Existing Defaults, and except for the representations set forth in Section 4.9 (No Material Adverse Change) and Section 4.22 (Solvency) of the Credit Agreement, each of the representations and warranties contained in the Credit Agreement and the other Credit Documents is true and correct in all material respects on and as of the date hereof to the same extent as though made on the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, and each of the agreements and covenants in the Credit Agreement and the other Credit Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) Neither the execution, delivery and performance of this Third Amendment and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's or any Guarantor's corporate charter, bylaws, operating agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor or any of their respective property is bound;

(d) As of the date hereof, except for the Existing Defaults, no Event of Default has occurred or is continuing under this Third Amendment, the Amended Forbearance Agreement, the Credit Agreement or any other Credit Document; and

(e) The Lenders' and the other Secured Parties' security interests in the Collateral continue to be valid, binding, and enforceable first-priority security interests which secure the Obligations subject only to the Permitted Liens.

SECTION 4.  Ratification of Liability.

Each of Borrower and the Guarantors, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Credit Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Credit Documents and the Amended Forbearance Agreement to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Credit Documents to which it is a party as security for the Obligations under or with respect to the Credit Agreement and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Third Amendment, the Amended Forbearance Agreement, the Credit Agreement or any other Credit Document. Borrower and the Guarantors each further agrees and reaffirms that the Credit Documents to which it is a party now apply to all Obligations as defined in the Credit Agreement, as modified hereby (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Third Amendment, the Amended Forbearance Agreement, the Credit Agreement or any other Credit Document). Each such party (i) further acknowledges receipt of a copy of this Third Amendment and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that the Amended Forbearance Agreement and each of the Credit Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Third Amendment shall not operate as a waiver of any right, power or remedy of any Lender, nor constitute a waiver of any provision of any of the Credit Documents nor constitute a novation of any of the Obligations under the Amended Forbearance Agreement, the Credit Agreement or other Credit Documents.

SECTION 5.  Reference to and Effect upon the Amended Forbearance
Agreement and the Credit Documents.

(a) Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Amended Forbearance Agreement, the Credit Agreement and other Credit Documents, and all rights of the Lenders and all of the Obligations, shall remain in full force and effect. Each of Borrower and the Guarantors hereby confirms that the Amended Forbearance Agreement, the Credit Agreement and the other Credit Documents are in full force and effect and that neither Borrower nor any Guarantor has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Amended Forbearance Agreement, the Credit Agreement or any other Credit Document.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Third Amendment and any waivers set forth herein shall not directly or indirectly (i) create any obligation to make any further Loans or issue any Letters of Credit or Synthetic Letters of Credit, or to continue to defer any enforcement action after the occurrence of any other Default or Event of Default (including, without limitation, any Forbearance Default), (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Amended Forbearance Agreement, the Credit Agreement or any other Credit Documents, (iii) amend, modify or operate as a waiver of any provision of the Amended Forbearance Agreement, the Credit Agreement or any other Credit Documents or any right, power or remedy of any Lender, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction, (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each Lender and each of the other Secured Parties reserves all of its rights, powers, and remedies under the Amended Forbearance Agreement, the Credit Agreement, the other Credit Documents and applicable law. All of the provisions of the Amended Forbearance Agreement, the Credit Agreement and the other Credit Documents, including, without limitation, the time of the essence provisions, are hereby reiterated.

(c)  From and after the Effective Date, (i) the term
"Agreement" in the Credit Agreement, and all references to the Credit Agreement in any Credit Document shall mean the Credit Agreement as amended by, among other things, the Amended Forbearance Agreement and this Third Amendment, and (ii) the term "Credit Documents" in the Credit Agreement and the other Credit Documents shall include, without limitation, the Amended Forbearance Agreement and this Third Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d) No Lender or other Secured Party has waived or is by this Third Amendment waiving, and no Lender or other Secured Party has any intention of waiving (regardless of any delay in exercising such rights and remedies), any Default or Event of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to the Existing Defaults or otherwise), and no Lender or any other Secured Party has agreed to forbear with respect to any of its rights or remedies concerning any Events of Default (other than, during the Forbearance Period, the Existing Defaults solely to the extent expressly set forth herein), which may have occurred or are continuing as of the date hereof, or which may occur after the date hereof.

(e) Borrower and each Guarantor each agrees and acknowledges that the Lenders' agreement to forbear from exercising certain of their default-related rights and remedies with respect to the Existing Defaults during the Forbearance Period does not in any manner whatsoever limit any Lender's or other Secured Party's right to insist upon strict compliance by Borrower and the Guarantors with the Credit Agreement, the Amended Forbearance Agreement, this Third Amendment or any other Credit Document during the Forbearance Period, except as related to the Existing Defaults to the extent provided herein and otherwise as expressly set forth herein.

(f) This Third Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Amended Forbearance Agreement, the Credit Agreement or any other Credit
Document.

(g) As further provided in, and without limitation of, the Amended Forbearance Agreement, upon the occurrence of a Termination Event, the agreement of the Lenders hereunder to forbear from exercising their respective default-related rights and remedies shall immediately terminate and Borrower and the Guarantors each agrees that any or all of the Lenders and other Secured Parties may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement and any other Credit Document and/or applicable law, including, without limitation, the right to require that all Cash Proceeds (as such term is defined in the Pledge and Security Agreement) be held in trust for the Collateral Agent and turned over to the Collateral Agent to be held in the Collateral Account (as such term is defined in the Pledge and Security Agreement) as provided under Section 7.7 of the Pledge and Security Agreement.

SECTION 6.  Costs and Expenses.

In addition to (to the extent not otherwise provided in the Amended Forbearance Agreement and the Credit Agreement), and not in lieu of, the terms of the Amended Forbearance Agreement, the Credit Agreement and other Credit Documents relating to the reimbursement of fees and expenses, Borrower shall reimburse Administrative Agent and the other Lenders, as the case may be, promptly on demand for all fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses, incurred in connection with this Third Amendment and the other agreements and documents executed and/or delivered in connection herewith.

SECTION 7.  Governing Law; Consent to Jurisdiction and Venue.

THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST BORROWER AND/OR ANY GUARANTOR ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS THIRD AMENDMENT, BORROWER AND EACH GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE BORROWER OR THE APPLICABLE GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE BORROWER AND/OR THE APPLICABLE GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST BORROWER OR ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 8.  Construction.

This Third Amendment and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Third Amendment or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Third Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Third Amendment and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Third Amendment and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of one or more Lenders, the other Secured Parties or their respective employees, counsel, or agents in the Amended Forbearance Agreement, the Credit Agreement or any other Credit Documents, such action shall be deemed to be exercisable by such Lenders, such other Secured Parties or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by the use of the words "if" and "may."

SECTION 9.  Counterparts.

This Third Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Third Amendment by delivering by facsimile or other electronic transmission a signature page of this Third Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or other electronic transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Third Amendment.

SECTION 10.  Severability.

The invalidity, illegality, or unenforceability of any provision in or obligation under this Third Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Third Amendment or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Third Amendment in all other respects shall remain valid and enforceable.

SECTION 11.  Time of Essence.

Time is of the essence in the performance of each of the obligations of Borrower and the Guarantors hereunder and with respect to all conditions to be satisfied by such parties.

SECTION 12.  No Other Creditor Action.

The Lenders' and the other Secured Parties' obligations to forbear are expressly conditioned upon all other creditors of Borrower and the Guarantors (including, without limitation, trade creditors) refraining or otherwise forbearing from exercising remedies or otherwise taking any enforcement action against Borrower, any Guarantor or the Collateral (including, without limitation, acceleration of indebtedness) during the Forbearance Period. In the event that any such creditor takes any such action, all of the Lenders' and the other Secured Parties' obligations hereunder and under the Amended Forbearance Agreement shall automatically and immediately terminate without further notice (provided, that, without limitation of this Section 12, the Administrative Agent agrees to give notice of such event to the Borrower (it being understood that the failure to give such notice will not prevent the operation of this Section 12 and that the Administrative Agent shall have no liability to the Borrower, any of its Subsidiaries or their respective affiliates for the failure to give such notice)) or demand.

SECTION 13.  Further Assurances.

Borrower and each Guarantor agrees to take all further actions and execute all further documents as Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Third Amendment, the Amended Forbearance Agreement and all other agreements executed and delivered in connection herewith.

SECTION 14.  Section Headings.

Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute part of this Third Amendment for any other purpose.

SECTION 15.  Notices.

All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

SECTION 16.  Effectiveness.

This Third Amendment shall become effective when all of the following conditions precedent have been met (or waived) as determined by Administrative Agent and the Requisite Lenders in their sole discretion (provided, that Section 2 hereof shall become effective upon satisfaction of the condition set forth in the following subclause (a)):

(a) Execution of Third Amendment. Administrative Agent shall have received duly executed signature pages for this Third Amendment signed by Administrative Agent, Collateral Agent, Requisite Lenders, Borrower and the Guarantors.

(b) Closing Fee. In consideration of the accommodations granted by the Administrative Agent, the Collateral Agent and the Requisite Lenders in this Third Amendment, in addition to all other fees and costs owed under the Amended Forbearance Agreement, the Borrower and the Guarantors shall pay to the Administrative Agent, ratably for its account and the account of each Lender that was a Lender as of the date of effectiveness of this Third Amendment, a fee equal to (x) 0.20% multiplied by (y) the aggregate Revolving Exposure plus Term Loan Exposure plus Synthetic LC Exposure of each Lender.

(c) Representations and Warranties. The Borrower and the Guarantors shall have confirmed in writing that the representations and warranties contained herein and in the Amended Forbearance Agreement shall be true and correct, and no Forbearance Default, Default or Event of Default, other than the Existing Defaults, shall exist on the date hereof.

SECTION 17.  Waivers by Borrower and the Guarantors.

(a)  Waiver of Jury Trial Right and Other Matters.  BORROWER
AND EACH OF THE GUARANTORS EACH HEREBY WAIVES (i) THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS THIRD AMENDMENT, THE AMENDED FORBEARANCE AGREEMENT, THE CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST, AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE WITH RESPECT TO ALL OR ANY PART OF THE OBLIGATIONS OR ANY COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY ANY LENDER ON WHICH BORROWER OR ANY GUARANTOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER SUCH LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING ANY LENDER TO EXERCISE ANY OF THEIR RESPECTIVE RIGHTS AND REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS AND ALL RIGHTS WAIVABLE UNDER ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE; (v) ANY RIGHT BORROWER OR ANY GUARANTOR MAY HAVE UPON PAYMENT IN FULL OF THE OBLIGATIONS TO REQUIRE ANY LENDER OR OTHER SECURED PARTY TO TERMINATE ITS SECURITY INTEREST IN THE COLLATERAL OR IN ANY OTHER PROPERTY OF BORROWER OR ANY GUARANTOR UNTIL TERMINATION OF THE CREDIT AGREEMENT IN ACCORDANCE WITH ITS TERMS AND THE EXECUTION BY BORROWER, AND BY ANY PERSON WHO PROVIDES FUNDS TO BORROWER WHICH ARE USED IN WHOLE OR IN PART TO SATISFY THE OBLIGATIONS, OF AN AGREEMENT INDEMNIFYING ANY OR ALL OF THE LENDERS AND THE OTHER SECURED PARTIES FROM ANY LOSS OR DAMAGE ANY SUCH PARTY MAY INCUR AS THE RESULT OF DISHONORED CHECKS OR OTHER ITEMS OF PAYMENT RECEIVED BY SUCH LENDER OR OTHER SECURED PARTY FROM BORROWER, OR ANY ACCOUNT DEBTOR AND APPLIED TO THE OBLIGATIONS AND RELEASING AND INDEMNIFYING, IN THE SAME MANNER AS DESCRIBED IN SECTION 7 OF THE AMENDED FORBEARANCE AGREEMENT, THE RELEASEES FROM ALL CLAIMS ARISING ON OR BEFORE THE DATE OF SUCH TERMINATION STATEMENT; AND (vi) NOTICE OF ACCEPTANCE HEREOF, AND BORROWER THE GUARANTORS EACH ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT'S AND SIGNING LENDER'S ENTERING INTO THIS THIRD AMENDMENT AND THAT SUCH PARTIES ARE RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH BORROWER AND THE GUARANTORS. BORROWER AND THE GUARANTORS EACH WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS THIRD AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 18.  Assignments; No Third Party Beneficiaries.

This Third Amendment shall be binding upon and inure to the benefit of Borrower, the Guarantors, the Lenders and the other Secured Parties and their respective successors and assigns; provided, that neither Borrower nor any Guarantor shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Third Amendment without the prior written consent of Administrative Agent in its sole discretion. No Person other than the parties hereto, and in the case of Section 7 of the Amended Forbearance Agreement, the Releasees, shall have any rights hereunder or be entitled to rely on this Third Amendment and all third-party beneficiary rights (other than the rights of the Releasees under Section 7 of the Amended Forbearance Agreement) are hereby expressly disclaimed.

SECTION 19.  Final Agreement.

This Third Amendment, the Amended Forbearance Agreement, the Credit Agreement, the other Credit Documents, and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the "Borrower/Lender Documents") set forth in full the terms of agreement between the parties hereto and thereto and are intended as the full, complete, and exclusive contracts governing the relationship between such parties, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. No term of the Borrower/Lender Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Administrative Agent's, any Lender's or any other Secured Party's exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

SECTION 20.  Administrative Agent.

The Requisite Lenders hereby authorize the Administrative Agent to execute this Third Amendment.


                    Signature pages to follow



IN WITNESS WHEREOF, the duly authorized representatives of the parties have caused this Third Amendment to be executed and delivered as of the date first written above, and acknowledge that they have read and understood this Third Amendment.

MOVIE GALLERY, INC.

By:
Name:
Title:


GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent and a Lender

By:
Authorized Signatory


WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent and a Lender

By:
Name:
Title:


[LENDER]

By:
Name:
Title:


RATIFICATION OF OBLIGATIONS

Each of the undersigned Guarantors hereby acknowledges, agrees and consents to the foregoing Third Amendment and agrees that the guaranty under the Credit Agreement and each of the other Credit Documents remain in full force and effect, and the Guarantors confirm and ratify all of their obligations under the Amended Forbearance Agreement and each Credit Document to which such Guarantor is a party.

MOVIE GALLERY US, LLC
By:  Movie Gallery, Inc., its Manager and Sole Member

By:  ___________________________
Name:
Title:


M.G. DIGITAL, LLC
By:  Movie Gallery US, LLC, its Manager and Sole Member
By:  Movie Gallery, Inc., its Manager and Sole Member

By:  ___________________________
Name:
Title:


M.G.A REALTY I, LLC
By:  Movie Gallery US, LLC, its Manager and Sole Member
By:  Movie Gallery, Inc., its Manager and Sole Member

By:  ___________________________
Name:
Title:


HOLLYWOOD ENTERTAINMENT CORPORATION

By:  ___________________________
Name:
Title:


MG AUTOMATION LLC

By:  Hollywood Entertainment Corporation, its Manager and Sole Member

By:  ___________________________
Name:
Title: